UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2006, the Compensation Committee of the Board of Directors of DreamWorks Animation SKG, Inc. (the “Company”) approved equity awards to the following executive officers under the Company’s 2004 Omnibus Incentive Compensation Plan (the “Plan”):

Name	Restricted Stock (# of Shares)	Stock Appreciation Rights (# of Shares)

Roger Enrico	17,361	104,166

Lewis Coleman	28,211	169,270

Ann Daly	26,041	156,250

Kristina Leslie	13,020	78,125

Katherine Kendrick	13,020	78,125

Each restricted stock award granted vests in equal annual installments on the first, second, third and fourth anniversaries of the date of grant. Each grant was made pursuant to the Form of Restricted Share Award Agreement (Time Vested), which is filed as Exhibit 99.1 hereto and is incorporated by reference herein. Each stock appreciation right (“SAR”) award granted vests in equal annual installments on the first, second, third and fourth anniversaries of the date of grant. The exercise price of each SAR is $28.80, which was the closing price of the Company’s Class A Common Stock on November 28, 2006, the date of grant. Each grant was made pursuant to the Form of Stock Appreciation Right Award Agreement (Time Vested), which is filed as Exhibit 99.2 hereto and is incorporated by reference herein. The amounts of each award were made in accordance with the terms of the applicable executive’s employment agreement, although none of the awards granted contain performance-based vesting criteria. Each employment agreement also specifies the treatment of the executive’s outstanding equity awards upon the occurrence of certain events, such as involuntary termination, termination with good reason, change in control, death or incapacity or upon expiration of such agreement.

On November 28, 2006, the Compensation Committee also approved an award of SARs with respect to 3,472 shares and an award of restricted stock units with respect to 5,208 shares to Karl M. von der Heyden, one of the Company’s independent directors, under the Plan. Such awards were made pursuant to the Company’s standard policy for compensation of independent directors. The RSU award granted vests upon Mr. von der Heyden’s termination of service from the Company, provided that such date occurs on or after the first anniversary of the date of grant. The SARs granted to Mr. von der Heyden are immediately vested and exercisable. The exercise price of each SAR is $28.80, which was the closing price of the Company’s Class A Common Stock on November 28, 2006, the date of grant. The RSU grant was made pursuant to the Form of Restricted Stock Unit Award Agreement for Non-employee Directors, which is filed as Exhibit 99.3 hereto and is incorporated by reference herein. The SAR grant was made pursuant to the Form of Stock Appreciation Rights Award Agreement for Non-employee Directors, which is filed as Exhibit 99.4 hereto and is incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Form of Restricted Share Award Agreement (Time Vested).

99.2	Form of Stock Appreciation Right Award Agreement (Time Vested).

99.3	Form of Restricted Stock Unit Award Agreement for Non-employee Directors.

99.4	Form of Stock Appreciation Right Award Agreement for Non-employee Directors.

99.5	Form of Stock Appreciation Rights Award Agreement (Performance).

99.6	Form of Restricted Share Award Agreement (Performance).

99.7	Form of Performance Compensation Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: December 1, 2006	By:	/s/ KATHERINE KENDRICK
Katherine Kendrick
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Restricted Share Award Agreement (Time Vested).

99.2	Form of Stock Appreciation Right Award Agreement (Time Vested).

99.3	Form of Restricted Stock Unit Award Agreement for Non-employee Directors.

99.4	Form of Stock Appreciation Right Award Agreement for Non-employee Directors.

99.5	Form of Stock Appreciation Rights Award Agreement (Performance).

99.6	Form of Restricted Share Award Agreement (Performance).

99.7	Form of Performance Compensation Award Agreement.